UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21405

TrendStar Investment Trust

7300 College Blvd., Suite 308, Overland Park, KS 66210

J. Michael Landis

Unified Fund Services, Inc.

2960 N. Meridian St, Ste 300.

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-661-2900

Date of fiscal year end:	09/30

Date of reporting period:	09/30/2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

September 30, 2007

Fund Advisor:

TrendStar Advisors, LLC

7300 College Blvd., Suite 308

Overland Park, KS 66210

Toll Free 1-888-747-4872

Dear Fellow Shareholders

Since the S&P 500 Index hit bottom during the fall of 2002, investors appear to have developed a steadily rising appetite for risk. Whether it’s domestic versus international stocks, international versus emerging market stocks, Treasury versus high yield bonds, or investment grade bonds versus sub-prime vehicles, we have noticed a clear trend. In each case, the returns over the past few years have consistently been much higher (in some cases reaching unprecedented levels) for the riskier asset. The strong returns have led to a self-reinforcing cycle of more investor dollars chasing the higher return asset.

In our opinion, we are fast approaching the point at which this cycle will reverse. An early indication of the rationalization of asset class returns has appeared in the fixed income market. The interest rate spread between high-yield bonds (or junk bonds) and risk-free Treasuries has begun to widen toward an historically average level. The spread between the yield on junk bonds and Treasury bonds had been narrowing since 2002 as investors, clamoring for higher yields, kept buying riskier bonds with little regard for safety. Wall Street, recognizing the growing risk appetite, cooked up new products, many associated with the packaging of sub-prime mortgages as highly rated fixed income products. The collapse of the housing market brought a sudden realization of the actual risk of these assets. As yields on junk bonds and new fixed income products have risen to reflect their true risk, prices have declined dramatically. This reassessment of risk has reverberated throughout the fixed-income market, bankrupted many firms almost overnight, forced the liquidation of large hedge funds, and has extended all the way down to the market for commercial paper, historically one of the safest and most mundane parts of the investing world. It has even led the Federal Reserve to cut interest rates in an effort to halt further panic.

We have not yet seen a renewed respect for risk spreading to the hottest parts of the equity market, but we are confident it will. When it does, returns from various riskier segments of the market will likely revert toward their long term averages and a good deal of pain will ensue.

As an indication of the enormity of return differentials, consider emerging markets. The MSCI Emerging Markets index has risen more than five-fold over the five years ending September 30, 2007. That’s an annualized rate of return of over 39% per year. Is this bubble-like? We believe so. During the last five years of the Internet/Technology bubble, ending December 31, 1999, the tech-heavy Nasdaq Composite Index returned about 40% per year1. Nearly eight years after the bursting of the tech bubble the Nasdaq Composite stands at about half the level of its over-hyped peak. We think emerging market investors will experience a similar collapse.

Sectors within domestic stock indices have had similarly disparate returns. During the five years ending September 30, 2007 a single dollar invested within the energy sector of the Russell 3000 (the 3000 largest U.S. companies) rose by nearly four-fold, or an annualized rate of return of almost 32%. Excluding the energy and materials sectors, the average annualized return for the remaining sectors of the index was about 13%. Today, emerging market, energy and basic materials sector returns appear as out of sync with reality as was technology in the late 1990s. But, as was the case with technology stocks then, it is the descriptions of reality that change to justify the high prices. Those that believed (or hoped) that the technology stock prices in the late 1990s were correct offered such concepts as; The New Economy, The Network Effect and Price-to-Opportunity ratios, as explanations as to why tech wasn’t overvalued. Of course, tech stock prices did collapse, along with the concepts developed that were supposed to underpin their value.

We believe a similar fate is in store today for those investors who ignore valuations, dismiss long-term historical norms for economic growth and stock returns, and rely on new investing concepts to help justify absurd stock prices. We have positioned both TrendStar Funds portfolios accordingly. We have not pursed the equity sectors that we view as the most risky. Similar to not owning technology in the late 1990s, not owning energy and materials stocks for the past few years has hurt our relative returns. There is tremendous pressure on fund managers to own each sector of the market—to “closet index.” However, we believe it is critical to maintain our disciplined approach to investing and not pursue segments of the market that we perceive as the most risky and/or lacking strong long-term fundamentals. That being said, referring to a stock or commodity as being overvalued, and watching it continue to go up, is not one of the more professionally rewarding moments we’ve had over the past few years. We are also confident that playing the state lottery is a very poor bet. But, try telling that to someone who has just won it.

_________________________

1The NYSE Arca Tech 100 Index (formally known as the Pacific Stock Exchange Technology Index) grew at an annualized rate of about 48% for the five years ending December 31, 1999. For country returns to be in the rarified air of the U.S. over-the-counter and the technology sector returns of the late 1990s is astounding.

We have positioned the Funds to own fairly valued companies that we believe will benefit from the growth of long-term secular trends that have, what we believe to be, high probabilities of sustainability. Over the past year we have had many successes, but some disappointments, too. We’ll cover both.

For the twelve months ending September 30, 2007 the TrendStar Small Cap Fund was up 13.44% versus 12.34% for the Russell 2000 Small Cap Index. The Russell 2000 Small Cap Growth Index did better during the period, rising 18.94%. The three stocks most positively impacting the Fund’s performance versus the Russell Small Cap Index over the past year were; Varian Semiconductor, Biosite and Cree. Varian is a leading company within the semiconductor manufacturing equipment market. Its management has executed very well since we first bought the stock in February 2005. During the last year, a major competitor withdrew from Varian’s core market, allowing Varian to further distance itself from its competition. Biosite was one of our poorer performers during the previous fiscal year. Our long-term reasons for owning the stock, and the value that we saw in the company, were unchanged. We continued to hold the stock and in June of 2007 Beckman Coulter acquired the company at a substantial premium. Finally, Cree’s stock, another poor performer from the 2006 fiscal year, began to reflect the long-term value in its light-emitting-diode (LED) products. While the stock had suffered as pricing for cell phone backlighting fell precipitously, new markets for LEDs, including traditional lighting, are becoming much more apparent and Cree should benefit greatly from their emergence.

The TrendStar American Endeavor Fund had a very strong year. The Fund’s total return for the year ending September 30, 2007 was 23.42%. This compares with a return of 16.43% for the S&P 500 and 16.85% for the S&P 500/Citigroup Growth Index. The three stocks most positively impacting returns for the Fund were; Tiffany, Johnson Controls and Schering-Plough. Tiffany’s stock performance has improved as earnings have reaccelerated. The company is rolling out smaller-format stores to expand sales, and its high-end products are somewhat less sensitive to economic slowdowns. Johnson Controls, despite its presence in the troubled automotive industry continues to benefit from the growth of both outsourcing and the increasing penetration of electronics within vehicle systems. Schering-Plough benefited during the year from an increasingly strong pipeline of new drugs and was very undervalued one year ago.

By far, the largest negative impact to both Funds, relative to index returns, has been our zero weighting within energy and materials. We believe these sectors will underperform over the long-run, as they have over the past several decades, but they have led the market over the past five years. Consequently, we have been forced to achieve our returns through superior stock selection. For example, our three-year annualized return for the TrendStar American Endeavor Fund is ahead of both the Lipper Large Cap Growth (actively managed funds) and the S&P 500/Citigroup Growth Index, despite not owning any stocks from the best performing sectors of those respective indices. Because of the rapid rise of energy stocks over the past few years, companies such as Exxon Mobil are now considered growth stocks, and that has made outperforming the index all the more difficult. Exxon Mobil is now the largest member of the S&P 500/Citigroup Growth Index representing 7.5% of the index.

We will continue to pursue the same strategy that has historically allowed us to beat, or remain close to, various market indices without taking the risk of investing in what we believe to be are unsustainable concepts or overvalued stocks. Our stock selection methodology is aimed at a long investment horizon of at least three to five years. Our sector selection considers expectations of long-term performance over a longer five to ten year horizon. And, our willingness to significantly over or underweight industry sectors may cause either Fund’s performance to occasionally deviate strongly from that of the various indices. All of this is aimed at achieving strong returns over an extended time while avoiding unnecessary risk.

As concerned as we are regarding the valuation of certain domestic industry sectors, and of several of the emerging markets around the world, we remain positive on the overall valuation of the U.S. stock market. We continue to find value in many of the segments that have lagged overall market returns, specifically within healthcare, technology and parts of the consumer segment.

We thank each of you for the continued trust you’ve placed in us and we look forward to reporting to you in future periods on the progress of your funds.

Thomas W. Laming	James McBride
President & Portfolio Manager	Treasurer & Portfolio Manager

*

The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Russell 2000 Growth Index, and S&P 500/Citigroup Growth Index (previously S&P 500 Barra Growth Index) are widely recognized unmanaged indices representative of broader markets and ranges of securities than is found in the Fund's portfolios. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

*

The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Russell 2000 Growth Index, and S&P 500/Citigroup Growth Index (previously S&P 500 Barra Growth Index) are widely recognized unmanaged indices representative of broader markets and ranges of securities than is found in the Fund's portfolios. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Funds may be lower or higher than the performance quoted. The Funds investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-888-747-4872 or visiting www.trendstarfunds.com. The TrendStar Funds are distributed by Unified Financial Securities, Inc., member FINRA

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Funds may be lower or higher than the performance quoted. The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-888-747-4872 or visiting www.trendstarfunds.com.

* Annualized.
** Return figures reflect any change in price per share and assume the reinvestment of all distributions.

*** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Russell 2000 Index, Russell 2000 Growth Index, S&P 500 Index and S&P 500/Citigroup Growth Index (previously S&P 500 Barra Growth Index) are widely recognized unmanaged indices representative of broader markets and ranges of securities than is found in the Funds’ portfolios. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

**** The Lipper classification averages represent a simple average of all funds within a given Lipper classification.

Funds are distributed by Unified Financial Securities, Inc., member FINRA

The chart above assumes an initial investment of $10,000 made on October 31, 2003 (commencement of Fund operations) and held through September 30, 2007. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The chart above assumes an initial investment of $10,000 made on October 31, 2003 (commencement of Fund operations) and held through September 30, 2007. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

FUND HOLDINGS – (Unaudited)

1As a percent of net assets.

The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies with capitalizations that fall within or below the market capitalization ranges of companies included in the S&P Small Cap 600 Index or the Russell 2000 Index within the previous three years of purchase. As of September 30, 2007, the S&P Small Cap 600 Index included companies with market capitalizations ranging from $300 million to $2 billion, and the Russell 2000 Index included companies with market capitalizations ranging from $27 million to $5,020 million.

1As a percent of net assets.

2U.S. companies generating less than 33 1/3% of sales outside the United States.

The Fund normally invests at least 80% of its assets in common stocks of domestic companies that generate at least one-third of their annual sales or net income from operations conducted outside the United States.

Availability of Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available at the SEC’s website at www.sec.gov. The Funds’ Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (i) redemption fees on short-term redemptions and (ii) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 through September 30, 2007.

TrendStar Small-Cap Fund	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period* April 1, 2007 - September 30, 2007
Actual	$1,000.00	$1,028.55	$7.00
Hypothetical **	$1,000.00	$1,018.16	$6.97

* Expenses are equal to the Fund’s annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% annual return before expenses.

TrendStar American Endeavor Fund	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period* April 1, 2007 - September 30, 2007
Actual	$1,000.00	$1,147.94	$7.58
Hypothetical **	$1,000.00	$1,018.01	$7.12

* Expenses are equal to the Fund’s annualized expense ratio of 1.41%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% annual return before expenses.

Actual Expenses

The first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Funds would increase your expenses.

TrendStar Funds
TrendStar Small-Cap Fund
Schedule of Investments
September 30, 2007

Common Stocks - 99.86%	Shares	Value

Aerospace & Defense - 2.15%
Mercury Computer Systems, Inc. (a)	357,363	$ 3,673,692

Airlines - 1.65%
JetBlue Airways Corp. (a)	305,483	2,816,553

Automobiles - 1.71%
Monaco Coach Corp.	208,024	2,918,577

Capital Markets - 3.10%
Waddell & Reed Financial, Inc. - Class A	155,100	4,192,353
W.P. Stewart & Co, Ltd.	112,750	1,118,480
		5,310,833

Commercial Banks - 5.68%
BankAtlantic Bancorp, Inc. - Class A	234,950	2,037,016
Boston Private Financial Holdings, Inc.	165,193	4,598,973
Wilmington Trust Corp.	79,475	3,091,577
		9,727,566

Commercial Services & Supplies - 3.62%
CRA International, Inc. (a)	81,724	3,938,280
Gevity HR, Inc.	220,909	2,264,317
		6,202,597

Communications Equipment - 3.24%
Black Box Corp.	129,552	5,539,644

Diversified Financial Services - 2.69%
Jack Henry & Associates, Inc.	177,800	4,597,908

Electric Lighting & Wiring Equipment - 2.92%
Daktronics, Inc.	183,600	4,997,592

Electronic Equipment & Instruments - 3.01%
Benchmark Electronics, Inc. (a)	131,877	3,147,904
National Instruments Corp.	27,019	927,562
Plexus Corp. (a)	39,034	1,069,532
		5,144,998
*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
TrendStar Small-Cap Fund
Schedule of Investments - continued
September 30, 2007

Common Stocks - 99.86% - continued	Shares	Value

Health Care Equipment & Supplies - 14.52%
Affymetrix, Inc. (a)	110,934	$ 2,814,396
American Medical Systems Holdings, Inc. (a)	30,000	508,500
Analogic Corp.	44,629	2,845,545
Bio-Reference Laboratories, Inc. (a)	188,816	6,374,428
ICU Medical, Inc. (a)	144,151	5,585,851
Mentor Corp.	11,600	534,180
PolyMedica Corp.	117,069	6,148,464
PSS World Medical, Inc. (a)	1,500	28,695
		24,840,059

Health Care Providers & Services - 9.29%
AMERIGROUP Corp. (a)	156,550	5,397,844
AmSurg Corp. (a)	222,415	5,131,114
Centene Corp. (a)	249,901	5,375,370
		15,904,328

Hotels, Restaurants & Leisure - 2.99%
Steiner Leisure, Ltd. (a)	117,849	5,114,647

Household Durables - 3.06%
Ethan Allen Interiors, Inc.	118,109	3,860,983
WCI Communities, Inc. (a)	229,775	1,376,352
		5,237,335

IT Services - 3.00%
CACI International, Inc. - Class A (a)	100,400	5,129,436

Leisure Equipment & Products -1.20%
Shuffle Master, Inc. (a)	137,668	2,058,137

Media - 2.81%
Arbitron, Inc.	88,975	4,034,126
Dolby Laboratories, Inc. - Class A (a)	22,000	766,040
		4,800,166

Mining & Quarrying of Nonmetallic Minerals - 0.95%
USEC, Inc. (a)	158,000	1,619,500

Pharmaceutical - 0.62%
Bradley Pharmaceuticals, Inc. (a)	58,798	1,070,124

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
TrendStar Small-Cap Fund
Schedule of Investments - continued
September 30, 2007

Common Stocks - 99.86% - continued	Shares	Value

Semiconductors - 11.27%
Cree, Inc. (a)	313,850	$ 9,760,735
DSP Group, Inc. (a)	125,633	1,988,770
FormFactor, Inc. (a)	5,000	221,850
IXYS Corp. (a)	430,849	4,493,755
OmniVision Technologies, Inc. (a)	123,652	2,810,610
		19,275,720

Semiconductor Equipment - 8.32%
Cabot Microelectronics Corp. (a)	110,309	4,715,710
MKS Instruments, Inc. (a)	18,000	342,360
Photronics, Inc. (a)	219,904	2,509,105
Varian Semiconductor Equipment Associates, Inc. (a)	124,756	6,676,941
		14,244,116

Services - Child Day Care Services - 0.13%
Bright Horizons Family Solutions, Inc. (a)	5,146	220,455

Services - Home Health Care Services - 1.46%
Gentiva Health Services, Inc. (a)	129,700	2,491,537

Merge Technologies, Inc. (a)	439,143	1,927,838

inVentiv Health, Inc. (a)	120,300	5,271,546

Specialty Retail - 2.62%
Barnes & Noble, Inc.	122,754	4,328,306
Christopher & Banks Corp.	13,500	163,620
		4,491,926

Transportation - 3.64%
Forward Air Corp.	113,298	3,374,014
UTI Worldwide, Inc.	124,600	2,863,308
		6,237,322

TOTAL COMMON STOCKS (Cost $169,898,570)		170,864,152

TOTAL INVESTMENTS (Cost $169,898,570) - 99.86%		$ 170,864,152

Cash & other assets less liabilities - 0.14%		233,565

TOTAL NET ASSETS - 100.00%		$ 171,097,717

(a) Non-income producing.

Tax Related
Unrealized appreciation		$ 24,679,344
Unrealized depreciation		(23,713,762)

Net unrealized appreciation	$ 965,582

Aggregate cost of securities for income tax purposes	$ 169,898,570

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
TrendStar American Endeavor Fund
Schedule of Investments
September 30, 2007

Common Stocks - 99.90%	Shares	Value

Auto Components - 6.13%
Gentex Corp.	15,700	$ 336,608
Johnson Controls, Inc.	2,600	307,086
		643,694

Beverages - 4.91%
PepsiCo, Inc.	3,500	256,410
The Coca-Cola Co.	4,500	258,615
		515,025

Capital Markets - 1.03%
Goldman Sachs Group, Inc.	500	108,370

Communications Equipment - 3.37%
Cisco Systems, Inc. (a)	10,700	354,277

Computer Storage Devices - 2.83%
SanDisk Corp. (a)	5,400	297,540

Consulting Services - 0.75%
SAIC, Inc. (a)	4,100	78,679

Consumer Electronics - 1.73%
Harman International Industries, Inc.	2,100	181,692

Diversified Financial Services - 2.67%
Citigroup, Inc.	6,000	280,020

Electronic Equipment & Instruments - 1.57%
Jabil Circuit, Inc.	7,200	164,448

Food Products - 3.13%
Wm. Wrigley Jr. Co.	5,125	329,179

Health Care Equipment & Supplies - 3.02%
C.R. Bard, Inc.	3,600	317,484

Hotels, Restaurants & Leisure - 8.92%
Carnival Corp.	6,200	300,266
McDonald's Corp.	6,100	332,267
Yum! Brands, Inc.	9,000	304,470
		937,003

Household Products - 5.71%
Colgate-Palmolive Co.	4,100	292,412
Kimberly-Clark Corp.	4,375	307,387
		599,799

Industrial Conglomerates - 3.00%
General Electric Co.	7,600	314,640

Insurance - 6.58%
AFLAC, Inc.	6,300	359,352
American International Group, Inc.	4,900	331,485
		690,837

Personal Products - 2.89%
Procter & Gamble Co.	4,317	303,658

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
TrendStar American Endeavor Fund
Schedule of Investments - continued
September 30, 2007

Common Stocks - 99.90% - continued	Shares	Value

Pharmaceuticals - 9.14%
Johnson & Johnson	4,900	$ 321,930
Schering-Plough Corp.	11,000	347,930
Wyeth	6,500	289,575
		959,435

Semiconductors - 6.16%
Altera Corp.	12,000	288,960
Intel Corp.	7,900	204,294
Intersil Corp. - Class A	4,600	153,778
		647,032

Semiconductor Equipment - 3.59%
Applied Materials, Inc.	18,200	376,740

Services - Computer Integrated Design - 2.71%
Yahoo! Inc. (a)	10,600	284,504

Services - Prepackaged Software - 3.47%
Electronic Arts, Inc. (EA) (a)	6,500	363,935

Software - 7.83%
Citrix Systems, Inc. (a)	6,500	262,080
Microsoft Corp.	11,000	324,060
Symantec Corp. (a)	12,196	236,358
		822,498

Specialty Retail - 6.33%
Tiffany & Co.	6,200	324,570
Weight Watchers International, Inc.	5,900	339,604
		664,174

Transportation - 2.43%
Expeditors International of Washington, Inc.	5,400	255,420

TOTAL COMMON STOCKS (Cost $7,742,668)		10,490,083

TOTAL INVESTMENTS (Cost $7,742,668) - 99.90%		$ 10,490,083

Cash & other assets less liabilities - 0.10%		10,189

TOTAL NET ASSETS - 100.00%		$ 10,500,272

(a) Non-income producing.

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Statements of Assets and Liabilities
September 30, 2007
		TrendStar
	TrendStar	American
	Small-Cap	Endeavor
	Fund	Fund
Assets:
Investments in securities:
At cost	$ 169,898,570	$ 7,742,668
At value	$ 170,864,152	$ 10,490,083

Receivable for investments sold	620,111	41,094
Receivable for fund shares sold	118,102	857
Dividends receivable	16,671	9,394
Interest receivable	2,573	54
Total assets	171,621,609	10,541,482

Liabilities:
Payable to Custodian	214,547	12,778
Payable for investments purchased	-	16,570
Payable for fund shares redeemed	117,367	-
Payable to Advisor	93,031	5,931
Payable to Administrator	98,947	5,931
Total liabilities	523,892	41,210

Net Assets:	$ 171,097,717	$ 10,500,272

Net Assets consist of:
Paid in capital	$ 148,718,175	$ 6,008,601
Accumulated undistributed net investment income	5,324	628
Accumulated undistributed net realized gain on investments	21,408,636	1,743,628
Net unrealized appreciation on investments	965,582	2,747,415

	$ 171,097,717	$ 10,500,272

Shares outstanding (unlimited number of shares authorized)	13,569,016	861,542

Net asset value and offering price per share	$ 12.61	$ 12.19

Redemption price per share (NAV * 98%) (a)	$ 12.36	$ 11.95

(a) The Funds charge a 2.00% redemption fee on shares redeemed within 7 days of purchase.

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Statements of Operations
For the Fiscal Year Ended September 30, 2007

	TrendStar	TrendStar
	Small-Cap	American Endeavor
	Fund	Fund

Investment Income:
Dividend income	$ 1,162,545	$ 294,718
Interest income	31,501	11,992
Total Income	1,194,046	306,710

Expenses:
Investment Advisor fee (a)	1,336,032	156,584
Administration expenses (a)	1,442,038	156,584
CCO Expense	27,095	2,843
Interest Expense	17,337	8,153
Total Expenses	2,822,502	324,164
Expenses waived by Advisor (a)	-	(11,113)
Total operating expenses	2,822,502	313,051
Net Investment (Loss)	(1,628,456)	(6,341)

Realized & Unrealized Gain
Net realized gain on investment securities	23,097,143	3,651,327
Change in unrealized appreciation (depreciation)
on investment securities	6,396,100	1,144,080
Net realized and unrealized gain on investment securities	29,493,243	4,795,407
Net increase in net assets resulting from operations	$ 27,864,787	$ 4,789,066

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Statements of Changes In Net Assets

	TrendStar Small-Cap Fund

	For the	For the
	Year ended	Year ended
	September 30, 2007	September 30, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment (loss)	$ (1,628,456)	$ (1,864,186)
Net realized gain on investment securities	23,097,143	25,342,083
Change in unrealized appreciation (depreciation)
on investment securities	6,396,100	(16,828,219)
Net increase in net assets resulting from operations	27,864,787	6,649,678
Distributions:
From net realized gain	(20,841,654)	(4,501,223)
Total distributions	(20,841,654)	(4,501,223)
Capital Share Transactions:
Proceeds from shares sold	30,357,350	121,252,905
Reinvestment of distributions	20,644,897	4,448,557
Amount paid for Fund shares repurchased	(122,170,279)	(85,805,633)
Net increase (decrease) in net assets resulting
from capital share transactions	(71,168,032)	39,895,829
Total Increase (Decrease) in Net Assets	(64,144,899)	42,044,284

Net Assets
Beginning of year	235,242,616	193,198,332

End of year	$ 171,097,717	$ 235,242,616

Accumulated undistributed net investment income
included in net assets at end of period	$ 5,324	$ 10,215

Capital Share Transactions
Shares sold	2,444,553	9,639,671
Shares issued in reinvestment of distributions	1,717,545	363,741
Shares repurchased	(9,897,448)	(6,875,859)

Net increase (decrease) from capital share transactions	(5,735,350)	3,127,553

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Statements of Changes In Net Assets

	TrendStar American Endeavor Fund

	For the	For the
	Year ended	Year ended
	September 30, 2007	September 30, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment (loss)	$ (6,341)	$ (16,105)
Net realized gain on investment securities	3,651,327	23,175
Change in unrealized appreciation
on investment securities	1,144,080	824,253
Net increase in net assets resulting from operations	4,789,066	831,323
Distributions:
From net investment income	-	(21,051)
From net realized gain	(1,817,393)	(502,503)
Total distributions	(1,817,393)	(523,554)
Capital Share Transactions:
Proceeds from shares sold	2,897,161	6,975,553
Reinvestment of distributions	1,816,978	523,490
Amount paid for Fund shares repurchased	(24,272,299)	(6,920,245)
Net increase (decrease) in net assets resulting
from capital share transactions	(19,558,160)	578,798
Total Increase in Net Assets	(16,586,487)	886,567

Net Assets
Beginning of year	27,086,759	26,200,192

End of year	$ 10,500,272	$ 27,086,759

Accumulated undistributed net investment income
included in net assets at end of period	$ 628	$ 1,206

Capital Share Transactions
Shares sold	244,364	642,701
Shares issued in reinvestment of distributions	156,499	47,851
Shares repurchased	(1,993,423)	(634,817)

Net increase (decrease) from capital share transactions	(1,592,560)	55,735

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Financial Highlights
For a Fund share outstanding during each period
	TrendStar Small-Cap Fund

	For the		For the	For the	For the
	Year ended		Year ended	Year ended	period ended
	September 30, 2007		September 30, 2006	September 30, 2005	September 30, 2004	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 12.19		$ 11.94	$ 10.48	$ 10.00
Income from investment operations
Net investment (loss)	(0.12)		(0.10)	(0.07)	(0.05)
Net realized and unrealized gain	1.70		0.59	1.68	0.53
Total from investment operations	1.58		0.49	1.61	0.48
Less Distributions to Shareholders:
From net realized gain	(1.16)		(0.24)	(0.15)	-
Total distributions to shareholders	(1.16)		(0.24)	(0.15)	-

Paid in capital from redemption fees	-	(b)	-	-	-

Net asset value, end of period	$ 12.61		$ 12.19	$ 11.94	$ 10.48

Total Return (c)	13.44%		4.08%	15.37%	4.80%	(d)

Ratios and Supplemental Data
Net assets, end of period	$ 171,097,717		$ 235,242,616	$ 193,198,332	$ 72,598,859
Ratio of expenses to average net assets	1.37%		1.36%	1.39%	1.40%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	1.37%		1.36%	1.39%	1.44%	(e)
Ratio of net investment (loss) to
average net assets	(0.79)%		(0.76)%	(0.90)%	(0.81)%	(e)
Ratio of net investment (loss) to
average net assets before waiver & reimbursement	(0.79)%		(0.76)%	(0.90)%	(0.85)%	(e)
Portfolio turnover rate	21.11%		37.21%	11.92%	14.29%

(a) October 31, 2003 (Commencement of Operations) through September 30, 2004.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Financial Highlights
For a Fund share outstanding during each period

	TrendStar American Endeavor Fund

	For the		For the	For the	For the
	Year ended		Year ended	Year ended	period ended
	September 30, 2007		September 30, 2006	September 30, 2005	September 30, 2004	(a)

Selected Per Share Data:

Net asset value, beginning of period	$ 11.04		$ 10.92	$ 9.84	$ 10.00
Income from investment operations
Net investment income (loss)	(0.01)		(0.01)	0.01	(0.03)
Net realized and unrealized gain (loss)	2.25		0.35	1.10	(0.13)
Total from investment operations	2.51		0.34	1.11	(0.16)
Less Distributions to Shareholders:
From net investment income	-		(0.01)	(0.01)	-
From net realized gain	(1.36)		(0.21)	(0.02)	-
Total distributions to shareholders	(1.36)		(0.22)	(0.03)	-

Paid in capital from redemption fees	-	(b)	-	-	-

Net asset value, end of period	$12.19		$11.04	$10.92	$9.84

Total Return (c)	23.42%		3.15%	11.26%	(1.60)%	(d)

Ratios and Supplemental Data
Net assets, end of period	$10,500,272		$27,086,759	$26,200,192	$23,183,200
Ratio of expenses to average net assets	1.40%		1.40%	1.40%	1.40%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	1.45%		1.46%	1.54%	1.41%	(e)
Ratio of net investment income (loss) to
average net assets	(0.03)%		(0.06)%	0.13%	(0.40)%	(e)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(0.08)%		(0.12)%	(0.01)%	(0.41)%	(e)
Portfolio turnover rate	21.13%		13.44%	11.68%	10.60%

(a) October 31, 2003 (Commencement of Operations) through September 30, 2004.
(b) Redemption fees resulted in less than $0.005 per share.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds

Notes to the Financial Statements

September 30, 2007

NOTE 1.	ORGANIZATION

TrendStar Investment Trust is a statutory business trust organized under Delaware law on July 23, 2003 and is operating as an open-end management investment company of the series type. The Trust was originally organized as the Sirius Investment Trust, but changed its name to TrendStar Investment Trust on or about October 2, 2003. Prior to October 31, 2003, the Trust did not engage in operations other than to attend to organizational matters, which included the sale of 5,000 shares of each series offered by the Trust, and the registration of its shares. The Trust's Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of series (“Funds”), each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust offers two series of shares; TrendStar Small-Cap Fund (“Small-Cap Fund”) and the TrendStar American Endeavor Fund (“American Endeavor Fund”). The shares of each Fund are subject to a 2.00% redemption fee, if redeemed within 7 days of purchase. Each Fund is a diversified Fund. Each Fund commenced investment operations on October 31, 2003. The investment objective of each Fund is to achieve long-term growth of capital with income as a secondary consideration.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”).

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the company to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

TrendStar Funds

Notes to the Financial Statements

September 30, 2007 - continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

Federal Income Taxes- There is no provision for federal income tax. Each Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

Accounting for Uncertainty in Income Taxes- In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Funds’ financial statements.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Funds do not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Security Transactions and Related Income- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions- The Small-Cap Fund and American Endeavor Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended September 30, 2007, net investment loss of $1,623,565, for the Small-Cap Fund and $5,763, for the American Endeavor Fund were reclassified to accumulated undistributed net realized gain.

TrendStar Funds

Notes to the Financial Statements

September 30, 2007 - continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

TrendStar Advisors, LLC (the Advisor) manages the investment portfolio and the general business affairs of each Fund pursuant to an investment advisory agreement with the Trust (the Advisory Agreement). Certain officers and Trustees of the Funds are also officers and Trustees of the Advisor. Under the terms of the Advisory Agreement, the Advisor manages the investment operations of each Fund in accordance with the Fund's investment policies and restrictions. The Advisor furnishes an investment program for each Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of each Fund. At all times the Advisor's actions on behalf of the Funds are subject to the overall supervision and review of the Board. The Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.70% of the first $100 million in average daily net assets of each Fund and 0.60% on average daily net assets over $100 million. For the fiscal year ended September 30, 2007, the Advisor earned a fee of $1,336,032 and $156,584 from the Small-Cap Fund and the American Endeavor Fund, respectively. At September 30, 2007, the Small-Cap Fund and the American Endeavor Fund owed the Advisor $93,031 and $5,931, respectively, for its advisory services.

The Advisor has voluntarily agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) at 1.40% of average daily net assets. For the fiscal year ended September 30, 2007 the Advisor waived fees in the amount of $2,960 for the American Endeavor Fund. The Advisor also voluntarily reimbursed the American Endeavor Fund for interest expenses, in the amount of $8,153 for the year ended September 30, 2007. The Advisor may terminate this voluntary agreement at any time. The Advisor has entered into an agreement with the Trust that allows the Advisor to recover operational expenses waived and/or reimbursed for a period of three years after the waiver/reimbursement, but only to the extent that such recovery can be made without exceeding a Fund’s expense cap of 1.40%.

The waived fees related to operating expenses subject to recovery, at September 30, 2007 were as follows:

Fund	Amount	To be repaid by September 30,
American Endeavor Fund	$33,848	2008
	14,167	2009
	2,960	2010

The Trust also entered into an Administrative Services Agreement with the Advisor, under which the Advisor is responsible for providing, or arranging to provide, essentially all necessary operational services to the Funds, and paying essentially all operating expenses of the Funds. Those services and expenses include, but are not limited to, transfer agency, fund accounting, fund administration, legal, custody, independent auditing, regulatory filings and filing fees, insurance, fidelity bonds, and other operational expenses. The only Fund or Trust expenses not covered under the agreement are chief compliance officer services, brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses. The Advisor may itself provide the services set forth in the agreement to the Funds, or it may, subject to the supervision and prior approval of the Board, engage third parties to provide such services. The Advisor is responsible for paying any third parties so engaged from its own resources.

Pursuant to the terms of the agreement, the fees payable to the Advisor under the administrative services agreement are as set forth in the table below.

Total Trust Assets	Annual Fee Rate
From $0 to $300 million	0.70%
Greater than $300 million to $500 million	0.65%
Greater than $500 million	0.60%

TrendStar Funds

Notes to the Financial Statements

September 30, 2007 - continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Each fund bears its pro-rata share of expenses, which for the fiscal year ended September 30, 2007, amounted to $1,442,038 and $156,584 for the Small-Cap Fund and American Endeavor Fund, respectively. As of September 30, 2007, the Funds owed TrendStar $98,947 and $5,931, for the Small-Cap Fund and American Endeavor Fund, respectively, for administration services.

NOTE 4.	NON-AFFILIATED SERVICE ARRANGEMENTS

Transfer Agency and Fund Accounting: With the Board's express prior consent, the Advisor has engaged Unified Fund Services, Inc. (“Unified”), 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, to perform certain transfer, dividend paying, shareholder servicing, and fund accounting agent functions for the Trust pursuant to a written agreement with the Advisor and the Trust.

Custody: With the Board's express prior consent, the Advisor has engaged Huntington National Bank, 41 South High Street, Columbus, Ohio 43215 (the Custodian) to serve as custodian of the cash and securities of each Fund. The Custodian holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Trust. The Custodian does not exercise any supervisory function over management of the Funds, the purchase and sale of securities, or the payment of distributions to shareholders.

Principal Underwriter: With the Board's express prior consent, the Advisor has engaged Unified Financial Securities, Inc. (the “Underwriter”), 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, acts as the principal underwriter of the Funds’ shares pursuant to a written agreement with the Advisor and the Trust (“Distribution Agreement”) The Underwriter is a wholly-owned subsidiary company of Unified.

The Distribution Agreement may be terminated by either party upon 60 days' prior written notice to the other party. Pursuant to the Distribution Agreement, the Underwriter facilitates the registration of the Funds’ shares under state securities laws and assists in the sale of shares. For providing underwriting services to the Funds, the Underwriter is not paid an annual fee. Its services are provided as part of the overall package of services provided by Unified. The Underwriter may retain certain underwriting concessions from the sale of Fund shares.

Independent Registered Public Accounting Firm/ Audit Services: The Trust's Board of Trustees has selected Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, OH 44145, as the Trust's independent registered public accounting firm since the Trust's inception. Cohen Fund Audit Services, Ltd. has been selected to audit the Trust's financial statements for the Trust's fiscal year ending September 30, 2007.

TrendStar Funds

Notes to the Financial Statements

September 30, 2007 - continued

NOTE 5.	INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2007, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of September 30, 2007, the net unrealized appreciation of investments for tax purposes was as follows:

At September 30, 2007, the aggregate cost of securities for federal income tax purposes was $170,027,462 and $7,743,780 for the Small-Cap Fund and the American Endeavor Fund, respectively.

NOTE 6.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2007, Charles Schwab & Co., Inc. held 65.58% and 73.90% of the Small-Cap Fund and the American Endeavor Fund, respectively, in an omnibus account for the benefit of its customers. As of September 30, 2007, an officer of the Trust held 14.79% of the American Endeavor Fund.

TrendStar Funds

Notes to the Financial Statements

September 30, 2007 - continued

NOTE 8.	DISTRIBUTIONS TO SHAREHOLDERS

Small-Cap Fund. The Small-Cap Fund paid long-term and short-term capital gain dividends totaling $1.1612 per share on December 15, 2006 to shareholders of record on December 14, 2006.

The tax characterization of distributions for the fiscal years ended September 30, 2007 and 2006 were as follows:

American Endeavor Fund. The American Endeavor Fund paid a short-term capital gain dividend of $0.038978 per share on May 11, 2007 to shareholders of record on May 10, 2007 and short-term and long-term capital gain dividends totaling $1.3239 per share on May 23, 2007 to shareholders of record on May 22, 2007.

The tax characterization of distributions for the fiscal years ended September 30, 2007 and 2006 were as follows:

As of September 30, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

As of September 30, 2007, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales in the amount of $128,892 for the Small-Cap Fund and $1,112 for the American Endeavor Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of

TrendStar Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TrendStar Investment Trust, comprising TrendStar Small-Cap Fund and TrendStar American Endeavor Fund, (the “Funds”) as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and financial highlights for each of the four periods then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the series constituting the TrendStar Investment Trust as of September 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for each of the four periods then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

November 7, 2007

BOARD OF TRUSTEES (Unaudited)

The Trust’s operations are overseen by a Board of Trustees. The table below sets forth information concerning each of the Trust’s current Trustees.

Interested Trustees
Name, Address & Date of Birth	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Trustee/ Directorships Held by Trustee
Thomas W. Laming* 7300 College Blvd., Suite 308 Overland Park, KS 66210 (Age – 48)	Interested Trustee, President	Indefinite. Since September, 2003

President and Chief Investment Officer of TrendStar Advisors, LLC, Overland Park, KS, since August, 2003. Previously Senior Vice President and Portfolio Manager, Kornitzer Capital Management, Inc., in Shawnee Mission, Kansas, an investment advisory firm, from January 1993 to August 2003. Previously a Senior Engineer at Martin Marietta in Denver, Staff Engineer with TRW at the Johnson Space Center in Houston and at TRW’s Space Park Facility in Redondo Beach, and technology analyst with Waddell & Reed in Overland Park, Kansas. Senior Member of the American Institute of Aeronautics and Astronautics. M.B.A. from Indiana University, M.S. in Aeronautics and Astronautics from the Massachusetts Institute of Technology and a B.S., with highest distinction, in Physics from the University of Kansas.

				2	University of Kansas, College of Liberal Arts & Sciences Advisory Board Indiana University Reese Fund Board of Advisors PPM Services, Inc.
James R. McBride* 7300 College Blvd., Suite 308 Overland Park, KS 66210 (Age – 45)	Interested Trustee, Treasurer	Indefinite. Since September, 2003	Vice President & Co-Portfolio Manager, TrendStar Advisors, LLC, since August, 2003. Previously Vice President and Research Analyst, Kornitzer Capital Management, Inc., from 2000 to 2003. Program Manager, Senior Analyst and various other management positions, Hewlett Packard, from 1989 to 2000. M.B.A in finance from Indiana University, B.S., with honors, in Mechanical Engineering, from Wichita State University	2	None

Disinterested (Independent) Trustees
Name, Address & Date of Birth	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation(s) During Past 5 Years	Funds Overseen by Trustee	Other Trustee/ Directorships Held by Trustee
Robert C. Klemkosky 7300 College Blvd., Suite 308 Overland Park, KS 66210 (Age - 66)	Independent Trustee	Indefinite. Since September, 2003

Robert C. Klemkosky is the Fred T. Greene Professor Emeritus of Finance at Indiana University Kelley School of Business. Joined faculty in 1976 and named to Professorship in 1982. Chairperson of the Finance Department from 1986-1992 and 2000-2003. He is currently the founding dean of Graduate School of Business at Sungkyunkwan University in Seoul, Korea. Professional experience includes corporate treasurer’s department of Dow Chemical and credit analyst in corporate lending for National Bank of Detroit. Dr. Klemkosky has taught internationally in numerous countries including France and Russia. Has published over thirty articles in leading finance journals, including Journal of Finance of which he was the Associate Editor, Journal of Financial and Quantitative Analysis, and Journal of Business. Received the Teaching Excellence Award from the Doctoral Association in 1977. A native of Michigan, Dr. Klemkosky holds a B.A. and Ph. D. from Michigan State University and an M.B.A. from the University of Michigan.

				2	None
Kim A. Wilcox 7300 College Blvd., Suite 308 Overland Park, KS 66210 (Age - 52)	Independent Trustee	Indefinite. Since August, 2005

Provost and Vice President for Academic Affairs, Michigan State University, since August, 2005.  Member of the faculty of the University of Kansas for over 15 years, including Chair of the Department of Speech-Language-Hearing: Sciences and Disorders, Dean of the College of Liberal Arts and Sciences, and Vice Provost for General Education Coordination.  Also served as Interim Director of Academic Affairs and President and CEO of the Kansas Board of Regents.  The recipient of grants from the National Science Foundation and the U.S. Department of Education, he has published over thirty articles related to speech development and disorders.  Has served as a member of the Midwest Higher Education Commission, the Boards of Directors for Kansas Inc. and the Distributed Learning Workshop.  He holds a B.A. from Michigan State University and an M.S. and Ph.D. from Purdue University.

				2	Michigan State University Foundation Committee on Institutional Cooperation Spectrum Health – Michigan State University Alliance Corporation
P. Bradley Adams 7300 College Blvd., Suite 308 Overland Park, KS 66210 (Age - 46)	Independent Trustee, Chairman	Indefinite. Since September, 2003	Director of Financial Operations with Tortoise Capital Advisors, LLC. Vice President of Finance and Operations, Chief Operating Officer and Director, Jones & Babson, Inc., Kansas City, MO, an investment company service provider, from 1984 to 2003. B.S. in Finance from University of Wyoming in 1983. M.B.A. from Rockhurst College, Kansas City, MO in 1987.	2	None

*Messrs. Laming and McBride are considered “Interested” Trustees of the Trust because of their affiliation with the Trust’s investment Advisor, TrendStar Advisors, LLC.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available, without charge, upon request. You may call toll-free (888) 747-4872 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge, upon request: (1) by calling the Fund at (888) 747-4872; and (2) on the Commission’s website at www.sec.gov.

BOARD RENEWAL OF INVESTMENT ADVISORY & ADMINISTRATIVE SERVICES AGREEMENT (Unaudited)

On August 10, 2007, the Trust's Board of Trustees renewed for an additional one-year period the investment advisory agreement between the Trust and TrendStar Advisors, LLC on behalf of each series of the Trust (the “IA Agreement”), which was due to expire on September 30, 2007. The Board also considered and renewed for an additional one-year period the administrative services agreement between the Trust and TrendStar Advisors, LLC on behalf of each series of the Trust (the “AS Agreement”). The Board considered, among others, the following five elements with respect to the IA Agreement: (1) the nature, extent, and quality of the services provided by the investment advisor; (2) the investment performance of the Funds and the investment advisor; (3) the costs of the services to be provided and profits realized by the investment advisor from the relationship with the Funds; (4) the extent to which economies of scale would be realized as the Funds grow; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. With respect to the AS Agreement, the Board considered the costs to the Advisor of providing services to the Funds under the Agreement, the benefits derived by the Advisor from the Agreement, and the relationship of such expenses to expenses of a similar nature born by other fund groups.

The Board requested and received a variety of documents, policies, procedures and financial data to assist them in their deliberations. The materials were prepared by the Trust's legal counsel, the Advisor or by Unified Fund Services, Inc. and were provided to the Trustees in advance of the meeting.

The Board then discussed the nature, extent and quality of the Advisor’s services to the Fund. In particular, the Board noted with approval the Advisor’s commitment to maintaining certain targeted expense ratios for the Funds, its efforts in providing comprehensive and consistent investment management to the Funds, and its efforts to maintain ongoing regulatory compliance for the Funds. The Board noted for the record that it reviewed, on a quarterly basis, performance and management reports relating to the Funds, and those prior reviews were incorporated into the Board's current considerations. This section of the Board discussion related to both the IA and AS Agreements, and both agreements were considered together in the overall context of services provided to the Funds by the Advisor.

The Board discussed the Advisor’s current fee structure and whether such structure would allow the Funds to realize economies of scale as they grow. The Board noted that both the IA Agreement and the AS Agreement contained breakpoint structures wherein fees would decrease as assets grew. Accordingly, a structure was in place that would allow the Funds to realize economies of scale as assets grew.

The Board next considered the investment performance of each Fund and the Advisor’s performance. The Board reviewed presentations relating to each Fund's performance, both against the Fund's benchmark index and against its peer group of competing funds. The Board generally approved of each Fund’s performance. Further, the Board noted with approval that the Advisor did not succumb to “style drift” in its management of each Fund’s assets, and that each Fund was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval the Advisor’s ongoing efforts to maintain such consistent investment discipline. The Board also noted with approval that although the Advisor’s business was not devoted exclusively to serving the Funds, the Advisor did not appear to realize any extraordinary ancillary benefits or profits deriving from its relationship with the Funds.

The Board then considered the performance of the Advisor under the AS Agreement. The Board noted that the Advisor, with the Board's prior consent, had engaged certain third parties to provide services to the Funds. The Board noted that the Advisor appeared to be properly monitoring those activities. The Board compared the fees paid to the Advisor under the AS Agreement to fees paid directly by the Trust prior to the implementation of the AS Agreement and found them to be reasonable.

After full discussion and consideration, and upon motion made, seconded and unanimously approved, with the Independent Trustees separately approving, the Board renewed the IA Agreement for an additional one-year period, commencing on September 30, 2007 and running through September 30, 2008. The Board also unanimously renewed the AS Agreement for an additional one-year period, commencing on September 30, 2007 and running through September 30, 2008.

TRUSTEES

P. Bradley Adams, Chairman

Thomas W. Laming

James R. McBride

Robert C. Klemkosky

Kim A. Wilcox

OFFICERS

Thomas W. Laming, President

James R. McBride, Treasurer

Kyle R. Bubeck, Secretary, Chief Compliance Officer of TrendStar Advisors, LLC

David D. Jones, Drake Compliance, LLC., Chief Compliance Officer

INVESTMENT ADVISOR & ADMINISTRATOR

TrendStar Advisors, LLC.

7300 College Blvd. Suite 308

Overland Park, KS 66210

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

David Jones & Associates, P.C.

395 Sawdust Rd. #2148

The Woodlands, TX 77380

CUSTODIAN

Huntington National Bank

41 South High St.

Columbus, OH 43215

SUB-ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)       Not applicable

(f)         The registrant has elected to comply with this item 2(f) by filing a copy of the code of ethics at item 12(a)(1).

Item 3. Audit Committee Financial Expert.

(a)        The Board has determined that each member of the Audit Committee qualifies and has been designated by the Board as an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2007	$ 18,250
FY 2006	$ 16,800

(b)	Audit-Related Fees – N/A

FY 2007	Registrant	Adviser
	$0	$0
FY 2006	$0	$0
Nature of the fees:

(c)	Tax Fees

Registrant
FY 2007	$ 3,580

FY 2006	$ 1,680
Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees

	Registrant	Adviser
FY 2007	$ 0	N/A
FY 2006	$ 0	N/A
Nature of the fees:	Out of pockets, consents

(e)	(1)

(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages FY 2007 Non-Audit Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	N/A
Tax Fees:	100%
All Other Fees:	N/A

(f)         During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2007	$ 3,580	$ 0
FY 2006	$ 1,680	$ 0

(h)        The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders. NOT APPLICABLE – registrant did not submit matters to a vote of security holders during the period

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of December 4, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith.

(a)(2)

Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TrendStar Investment Trust

By	/s/ Thomas W. Laming
Thomas W. Laming, President

Date	12/06/2007

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Thomas W. Laming
Thomas W. Laming, President

Date	12/06/2007

By	/s/ James R. McBride
James R. McBride, Treasurer

Date	12/06/2007